Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Jishanye, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Chun-Hao Chang, chief executive officer of the Company, and I, Mei-Chun Lin, chief financial officer of the Company, certify, pursuant to 18 U.S.C. section 1350 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 14, 2016	By:	/s/ Chun-Hao Chang
Chun-Hao Chang Chief Executive Officer

Date: April 14, 2016	By:	/s/ Mei-Chun Lin
Mei-Chun Lin Chief Financial Officer and Principal Financial and Accounting Officer